Exhibit 99.1

FOR IMMEDIATE RELEASE

FRED’S TO CLOSE AN ADDITIONAL 129 STORES AND HOLD INVENTORY CLEARANCE SALES ACROSS ALL STORES

Encourages Customers to Take Advantage of Unique Value-Priced Shopping Opportunities

Pharmacies to Remain Open

MEMPHIS, TN, July 12, 2019 – Fred’s, Inc. (NASDAQ: FRED) today announced that it will close an additional 129 retail stores and hold inventory clearance sales across all stores in an effort to refocus its product mix, simplify its store portfolio and repay debt.

Following the planned 129 closures, Fred’s will have approximately 80 retail stores remaining, centered primarily around the Company’s distribution center in Dublin, GA.  Lists of stores that will be closed and that will remain open are included below. Fred’s may evaluate re-launching certain closed stores in the future under a new operating model, with an updated assortment. The Company expects the proceeds from the inventory clearance sales will be used to repay outstanding indebtedness under its revolving credit agreement.

All pharmacies (including the 69 within the 129 stores referenced above) will remain open and the Company will continue to fulfill prescriptions at its pharmacy locations, as it continues to pursue the sale of its remaining pharmacy locations and opportunities to monetize pieces of its real estate portfolio.  The Company currently operates 166 pharmacies.

Joseph Anto, Fred's Chief Executive Officer, stated, "While it is never easy to make decisions that impact our valued employees and customers, this initiative represents another necessary step in our continued efforts to stabilize our business by simplifying our store portfolio and product assortment.”

Mr. Anto continued, "We are pleased to present our loyal customers the unique and compelling opportunity to purchase heavily discounted items for a limited time. We encourage shoppers to take advantage of these unmatched deals, and stock up on items that may be permanently removed from Fred’s shelves, come August."

Fred’s has partnered with Malfitano Advisors, LLC and SB360 Capital Partners to help manage the clearance sale process.

About Fred’s, Inc.

Since 1947, Fred's, Inc. has been an integral part of the communities it serves throughout the southeastern United States. Fred's mission is to make it easy AND exciting to save money. Its unique discount value store format offers customers a full range of value-priced everyday items, along with terrific deals on closeout merchandise throughout the store. For more information about the Company, visit Fred's website at www.fredsinc.com.

Forward Looking Statements

Comments in this news release that are not historical facts are forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A reader can identify forward-looking statements because they are not limited to historical facts or they use such words as "outlook," "guidance," "may," "should," "could," "believe," "anticipate," "project," "plan," "expect," "estimate," "objective," "forecast," "goal," "intend," "committed," "continue," or "will likely result" and similar expressions that concern the Company's strategy, plans, intentions or beliefs about future occurrences or results. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements about future financial and operating results, the Company's plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, demand for products, share repurchases, strategic initiatives, including those relating to store closures and acquisitions and dispositions by the Company and the expected impact of such transactions on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to risks and uncertainties associated with: (i) the competitive nature of the industries in which we operate; (ii) our turnaround plan and the implementation of our strategic initiatives, and their impact on our sales, costs and operations; (iii) our store closures and the related sales of inventory and real estate issues; (iv) our divestitures; (v) utilizing our existing and new stores and the extent of our pharmacy department presence in new and existing stores; (vi) conditions affecting the retail sector as a whole; (vii) our reliance on a single supplier of pharmaceutical products; (viii) our pharmaceutical drug pricing; (ix) reimbursement rates and the terms of our agreements with pharmacy benefit management companies; (x) consolidation in the healthcare industry; (xi) our private brands; (xii) the seasonality of our business and the impact of adverse weather conditions; (xiii) operational, supply chain and distribution difficulties; (xiv) merchandise supply and pricing; (xv) consumer demand and product mix; (xvi) delayed openings and operating new stores and distribution facilities; (xvii) our employees; (xviii) risks relating to payment processing; (xix) our computer systems, and the processes supported by our information technology infrastructure; (xx) our ability to protect the personal information of our customers and employees; (xxi) cyber-attacks; (xxii) changes in governmental regulations; (xxiii) the outcome of legal proceedings, including claims of product liability; (xxiv) insurance costs; (xxv) tax assessments and unclaimed property audits; (xxvi) current economic conditions; (xxvii) our indebtedness and our ability to satisfy our debt obligations and obtain forbearance or waivers for any defaults; (xxviii) the terms of our existing and future indebtedness, including the covenants set forth in the documents governing such indebtedness; (xxix) any acquisitions we may pursue and the ability to effectively integrate businesses that we acquire; (xxx) our ability to remediate the material weaknesses in our internal controls over financial reporting and otherwise maintain effective internal controls over financial reporting; (xxxi) our largest stockholder holding a significant percentage of our outstanding equity; (xxxii) our ability to pay dividends and/or repurchase shares of our Class A voting common stock; (xxxiii) our ability to attract and retain talented executives; (xxxiv) any strategic alternatives that we decide to pursue, if any; (xxxv) our ability to continue as a going concern; (xxxvi) our ability to meet all applicable Nasdaq requirements; and (xxxvii) the factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K, the Company’s most recent Quarterly Report on Form 10-Q and any subsequent quarterly filings on Form 10-Q filed with the

Securities and Exchange Commission. Forward-looking statements speak only as of the date made. The Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Contacts

Fred’s, Inc:

Jen Ehlers

817-369-5772

jen.ehlers@fredsinc.com

LIST OF CLOSING STORE LOCATIONS

ADDRESS	CITY	STATE	ZIP
120 SPRING BRANCH DR	ALEXANDRIA	AL	36250
13210 NORTH WINTZELL AVE	BAYOU LA BATRE	AL	36509
307 NORTH MULBERRY AVE	BUTLER	AL	36904
300 PARK DR	CLANTON	AL	35046
340 VIRGINIA AVE	DALEVILLE	AL	36322
996 HIGHWAY 203	ELBA	AL	36323
7250 US-43	GUIN	AL	35563
916 21ST STREET	HALEYVILLE	AL	35565
280 HIGHWAY 78 WEST	JASPER	AL	35501
525 4TH AVENUE NE	RED BAY	AL	35582
16100 HWY 72	ROGERSVILLE	AL	35652
9574 HWY-18	VERNON	AL	35592
808 WEST COLLIN RAYE DR.	DEQUEEN	AR	71832
611 US 65 S	DUMAS	AR	71639
1301 NORTH ILLINOIS AVE	HARRISBURG	AR	72432
#2 FOREST PARK AVE	HOLIDAY ISLAND	AR	72631
1218 US-82	LAKE VILLAGE	AR	71653
801 SOUTH HIGHWAY 77	MANILA	AR	72442
438 SOUTH ALABAMA ST	MARIANNA	AR	72360
103 DAWSON ST	MARKED TREE	AR	72365
614 SOUTH MAIN ST	NASHVILLE	AR	71852
303 EAST MAIN ST	PIGGOTT	AR	72454
2809 SOUTH CAMDEN RD	PINE BLUFF	AR	71603
1309 S LINCOLN ST	STAR CITY	AR	71667
10 EAGLE ST	VILONIA	AR	72173
507 WEST PINE	WARREN	AR	71671
HWY 49 TWIN CITY S/C	WEST HELENA	AR	72390
320 HWY 14 SOUTH	YELLVILLE	AR	72687
1718 SOUTH WAUKESHA ST	BONIFAY	FL	32425
935 EAST HIGHWAY 90	MADISON	FL	32340
1150 N JEFFERSON ST	MONTICELLO	FL	32344

ADDRESS	CITY	STATE	ZIP
WILLIAMS ST	ALMA	GA	31510
214 HWY 49	BYRON	GA	31008
1009 NORTH 3RD AVE	CHATSWORTH	GA	30705
93 BUSHROD JOHNSON AVE	CHICKAMAUGA	GA	30707
HWY 17 NORTH	DARIEN	GA	31305
203 N MAIN ST	GREENSBORO	GA	30642
124 8TH STREET	HELENA (MCRAE)	GA	31037
534 BELL CREEK RD	HIAWASSEE	GA	30546
2001 BILLY TUCKER CL	HOGANSVILLE	GA	30230
719 SOUTH DAVIS ST	NASHVILLE	GA	31639
1567 N CHEROKEE RD	SOCIAL CIRCLE	GA	30025
204 EAST KELLY ST.	SYLVESTER	GA	31791
923 N BYPASS EAST	WASHINGTON	GA	30673
605 N MAIN ST	WRENS	GA	30833
213 WEST RANDOLPH STREET	MCLEANSBORO	IL	62859
260 KEEN STREET	BURKESVILLE	KY	42717
1938 MAIN STREET	CADIZ	KY	42211
509 NORTH MAIN ST	TOMPKINSVILLE	KY	42167
1311 NORTH HAZEL STREET	ARCADIA	LA	71001
5604 HWY 3	BENTON	LA	71006
5590 BARKSDALE BLVD	BOSSIER CITY	LA	71112
109 CHEVY LN	BUNKIE	LA	71322
8155 US 165	COLUMBIA	LA	71418
522 LINCOLN RD	EAST MONROE	LA	71203
1075 HWY 80 EAST	HAUGHTON	LA	71037
902 WEST MAIN ST	HOMER	LA	71040
715 1ST AVE	KINDER	LA	70648
2019 FARMERVILLE HWY	RUSTON	LA	71270
7139 U.S HWY 61	ST FRANCISVILLE	LA	70775
1320 SR-2	STERLINGTON	LA	71280
125 E MAIN ST	EAST PRARIE	MO	63845
499 WEST HWY 162	PORTAGEVILLE	MO	63873
441 N FOURTH ST	BALDWYN	MS	38824
2675 HWY 15	BAY SPRINGS	MS	39422
520 NORTH HAYDEN ST	BELZONI	MS	39038
403 W. CALHOUN ST.	BRUCE	MS	38915
229 NORTH UNION	CANTON	MS	39046
300 SOUTH PEARLE STREET	CARTHAGE	MS	39051
456 HWY 24	CENTREVILLE	MS	39631
304 W MAIN ST	CHARLESTON	MS	38921
236 DESOTO AVE	CLARKSDALE	MS	38614
1211 SOUTH FIR AVE	COLLINS	MS	39428
14916 SR-16	DEKALB	MS	39328

ADDRESS	CITY	STATE	ZIP
300 SR-9	EUPORA	MS	39744
101 MANSKER DRIVE	FLORA	MS	39071
1409 ADAMS STREET	FULTON	MS	38843
2616 HWY 82 EAST	GREENWOOD	MS	38930
615 HWY 25 SOUTH	IUKA	MS	38852
6230 OLD CANTON RD	JACKSON OLD CANTON	MS	39211
951 MAIN ST	LEAKESVILLE	MS	39451
502 SOUTH CHURCH	LOUISVILLLE	MS	39339
1039 MARTIN LUTHER KING DRIVE	MARKS	MS	38646
1618 DELAWARE AVE	MCCOMB	MS	39648
3050 SIMPSON, HWY 13	MENDENHALL	MS	39114
1509 BROAD STREET WEST	MONTICELLO	MS	39654
31 SGT PRENTISS DRIVE	NATCHEZ	MS	39120
126 WEST MAIN STREET	NEW ALBANY	MS	38652
1388 SOUTH MAIN ST	POPLARVILLE	MS	39470
1635 COLUMBIA AVE	PRENTISS	MS	39474
509 HWY 589	PURVIS	MS	39475
111 WILLOW BROOK DRIVE	SALTILLO	MS	38866
710 CHURCH ROAD	SOUTHAVEN	MS	38671
2110 GOODMAN ROAD EAST	SOUTHAVEN	MS	38671
4233 ROCKY BRANCH ROAD	SUMRALL	MS	39482
1038 US 61	TUNICA	MS	38676
409 DUNCAN STREET	WATER VALLEY	MS	38965
603 MIDDLETON RD	WINONA	MS	38967
118 MAIN STREET	ANDREWS	NC	28901
102 MCREYNOLDS ST	CARTHAGE	NC	28327
1528 SOUTH LAFAYETTE ST	SHELBY	NC	28152
763 SR-28	ABBEVILLE	SC	29620
311 EAST MAIN ST	ANDREWS	SC	29510
116 RIVER STREET	BELTON	SC	29627
227 APPLE SQUARE PLAZA	EDGEFIELD	SC	29824
297 SOUTH HWY 20	WILLIAMSTON	SC	29669
1200 WEST CHURCH ST	ALAMO	TN	38001
11888 HWY 70	ARLINGTON	TN	38002
1560 DONELSON PKWY	DOVER	TN	37058
5897 EAST MAIN ST.	ERIN	TN	37061
535 WEST MAIN	HENDERSON	TN	38340
88 LOVELVILLE HWY	LINDEN	TN	37096
890 E MAIN ST	LIVINGSTON	TN	38570
3561 MAYNARDVILLE HWY	MAYNARDVILLE	TN	37807
87 SOUTH MAIN ST.	MCKENZIE	TN	38201
1290 LAMAR AVE	MEMPHIS LAMAR	TN	38104
250 E. STRATTON AVE	MONTEREY	TN	38574

ADDRESS	CITY	STATE	ZIP
501 TENNESSEE AVE NORTH	PARSONS	TN	38363
327 N. MAIN ST.	PIKEVILLE	TN	37367
16280 US-64	SOMERVILLE	TN	38068
730 EVERETT STREET	TIPTONVILLE	TN	38079
2045 US 45	TRENTON	TN	38382
307 HWY 64 EAST	WAYNESBORO	TN	38485
5305 NEW HIGHWAY 31 E	WESTMORELAND	TN	37186
4928 HWY 70	WHITE BLUFF	TN	37187
218 WATSON BLVD	DAINGERFIELD	TX	75638
375 W HWY 84	FAIRFIELD	TX	75840
850 N BEAULAH ST	HAWKINS	TX	75765
113 NORTH GREER BLVD	PITTSBURG	TX	75686

LIST OF STORE LOCATIONS REMAINING OPEN

ADDRESS	CITY	STATE	ZIP
24 CAMDEN BYPASS	CAMDEN	AL	36726
19580 N 3RD ST	CITRONELLE	AL	36522
21665 HWY 25	COLUMBIANA	AL	35051
17916 HWY 280	DADEVILLE	AL	36853
505 US-80	DEMOPOLIS	AL	36732
206 GREENSBORO AVE	EUTAW	AL	35462
320 BELLEVILLE STREET	EVERGREEN	AL	36401
804 CLEVELAND ST	HEADLAND	AL	36345
731 ROSS ST	HEFLIN	AL	36264
47950 US 78	LINCOLN	AL	35096
50 TALLADEGA ST	LINEVILLE	AL	36266
720 N WASHINGTON ST	LIVINGSTON	AL	35470
821 SOUTH FOREST AVE	LUVERNE	AL	36049
165 BESSEMER SUPER	MIDFIELD	AL	35228
4559 HWY 25	MONTEVALLO	AL	35115
1001 CROSSROADS PLAZA DR	MOODY	AL	35004
505 NORTH MAIN	OPP	AL	36467
3920 US-80	PHENIX CITY	AL	36869
110 SUTTON SQUARE	RAINBOW CITY	AL	35906
160 WEST MAIN ST.	RAINSVILLE	AL	35986
213 PARK DRIVE	WARRIOR	AL	35180
5132 JOE FRANK HARRIS PKWY	ADAIRSVILLE	GA	30103
316 EAST WASHINGTON	ASHBURN	GA	31714
3764 EAST HWY 84	BLACKSHEAR	GA	31516
200 E LOUISE ST	CLARKSVILLE	GA	30523
413 N. DUVAL	CLAXTON	GA	30417

ADDRESS	CITY	STATE	ZIP
1900 AUBURN AVE	COLUMBUS	GA	31906
185 S ELM ST	COMMERCE	GA	30529
101 NORTH WEBSTER STREET	CUTHBERT	GA	39840
839 FORRESTER DRIVE	DAWSON	GA	39842
409 WEST 3RD ST	DONALSONVILLE	GA	39845
705 US-80	EAST DUBLIN	GA	31027
103 FOURTH AVE	EASTMAN	GA	31023
726 SR-144	GLENNVILLE	GA	30427
106 BILL CONNECTOR PKW	GRAY	GA	31032
525 BROAD STREET	HAWKINSVILLE	GA	31036
2872 TOBACCO RD	HEPHZIBAH	GA	30815
369 S CHURCH ST	HOMERVILLE	GA	31634
307 W PATTON ST	LAFAYETTE	GA	30728
265 LAKES BLVD	LAKE PARK	GA	31636
512 S VALDOSTA RD.	LAKELAND	GA	31635
11747 AUGUSTA BLVD	LAVONIA	GA	30553
1705 PHILAMENA RD SOUTH	LEESBURG	GA	31701
978 E BROAD ST	METTER	GA	30439
506 NORTH HIGHWAY 25	MILLEN	GA	30442
506 SPAULDING RD	MONTEZUMA	GA	31063
601 S MASON ST	MOUNT VERNON	GA	30445
139 WEST BRAZELL ST	REIDSVILLE	GA	30453
604 NORTHSIDE DR WEST	STATESBORO	GA	30458
518 WEST OGEECHEE ST	SYLVANIA	GA	30467
12596 N. MAIN ST.	TRENTON	GA	30752
1310 WEST MORTON	OAKLAND CITY	IN	47660
708 WASHINGTON ST	FRANKLINTON	LA	70438
200 NORTH ELM ST	HAUGHTON	LA	71037
2866 BIENVILLE HWY	RINGGOLD	LA	71068
475 HWY 6 EAST	BATESVILLE	MS	38606
504 NORTH 2ND STREET	BOONEVILLE	MS	38829
15 EAST STONEWALL RD	BYHALIA	MS	38611
340 SR-12	KOSCIUSKO	MS	39090
5186 HIGHWAY 80 EAST	MORTON	MS	39117
7122 WILL ROBBINS HWY	NETTLETON	MS	38858
7105 COCKRUM STREET	OLIVE BRANCH	MS	38654
170 HIGHWAY 15 NORTH	PONTOTOC	MS	38863
706 CITY AVE. NORTH	RIPLEY	MS	38663
250 HWY 19 SOUTH	BRYSON CITY	NC	28713
677 US 19	BURNSVILLE	NC	28714
70 NEW CLYDE HWY	CANTON	NC	28716
1346 NORWOOD ST. SW	LENOIR	NC	28645
3606 MAIN ST.	BAMBERG	SC	29003

ADDRESS	CITY	STATE	ZIP
401 S ALABAMA AVE	CHESNEE	SC	29323
2544 HWY 25 SOUTH	GREENWOOD	SC	29646
518 E GREER ST	HONEA PATH	SC	29654
198 STUCKEY ST.	JOHNSONVILLE	SC	29555
480 NELSON BLVD	KINGSTREE	SC	29556
437 NORTH MAIN ST	SALUDA	SC	29138
181 WEST CAROLINA AVE	VARNVILLE	SC	29944
9810 HWY 57 SOUTH	COUNCE	TN	38326
8487 SR-22	DRESDEN	TN	38225
829 W MAIN ST	MONTEAGLE	TN	37356
100 PIONEER VILLAGE DR	MOUNTAIN CITY	TN	37683